EXHIBIT 10.4

FIRST AMENDMENT TO
TECHNOLOGY LICENSE & DISTRIBUTION AGREEMENT
From WINDAUS ENERGY, INC.
In Favor Of NATIVE AMERICAN ENERGY GROUP
DATED FEBRUARY 17, 2007

This First Amendment to the Technology License & Distribution Agreement (hereinafter referred to as the "TLDA") from Windaus Energy, Inc. In Favor Of Native American Energy Group, Inc., dated February 17, 2007 (the "First Amendment"), is made and entered into this 8th day of March, 2010 (the "First Amendment Execution Date") by and between WINDAUS ENERGY, INC. hereinafter referred to as "WINDAUS", located at 25 Oakhill Drive, Brantford, Ontario N3T 5L7, CANADA and NATIVE AMERICAN ENERGY GROUP, INC., hereinafter referred to as "NAEG", located at 108-18 Queens Boulevard, Suite 901, Forest Hills, NY  11375, USA.

RECITALS

WHEREAS, NAEG and WINDAUS entered into the TLDA dated February 17, 2007, and

WHEREAS, NAEG and WINDAUS desire to amend said TLDA as hereinafter described, and

WHEREAS, NAEG and WINDAUS desire to amend the TLDA for their mutual benefit,

NOW THEREFORE, in consideration of the foregoing premises and mutual covenants and terms and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound, agree as follows:

AMENDMENTS

1.	LICENSE, §2.1 shall be amended to include exclusive technology license with distribution, sublicensing & manufacturing rights, in addition to the License recited in §2.1 of the TLDA.

2.	TERRITORY, §1.2 shall be amended to include the entire United States, including U.S. Territories, in addition to the Territory recited in §1.2 of the TLDA.

3.
LICENSE FEE, §2.4.  The consideration for NAEG to WINDAUS for this First Amendment shall be Five Hundred Thousand Dollars ($500,000.00) cash plus 2,000,000 shares of NAEG Common Stock in lieu of $2,000,000, in addition to the License Fee recited in §2.4 of the TLDA.

4.	The following additional terms shall be added to the TLDA:

4.1
Testing & Certification:  NAEG will incur all costs associated with testing and certifying all WINDAUS products for distribution in the United States.  Certifications may include OSHA, UL, AWEA, ETL, etc.

4.2	Sublicensing Rights: NAEG will have all exclusive sublicensing rights for the United States.

4.3	Sublicensing: 15% of all cash proceeds from sublicensing fees will be remitted to WINDAUS ENERGY, INC. This includes yearly renewals of the sub-license fee.

4.4	Manufacturing Rights: NAEG shall have exclusive manufacturing rights for the United States.

4.5
Manufacturing Facilities:  NAEG will be responsible for all costs associated with construction and setup of manufacturing facilities throughout the U.S.  Capital will be raised through NAEG's public entity.

4.6	Facility Setup: WINDAUS will provide close advice and direction with respect to the setup of such facilities including selection of manufacturing equipment, etc.

4.7	Quality Control: WINDAUS will train all Quality Control officers at such facilities to ensure product integrity.

4.8	Royalties: WINDAUS or the royalty company will receive the same 3.5% royalty on all WINDAUS products sold in the U.S. by either NAEG or sub-licensees of NAEG.

4.9	Training of Employees: WINDAUS will train all initial employees regarding manufacturing techniques, processes, installation, etc.

4.10	Product Manuals: WINDAUS will create product manuals for each product being manufactured, marketed and distributed by NAEG or its sub-licensees.

5.           Counterparts.   This Agreement may be executed in multiple counterparts, each of which shall be deemed an original instrument and which shall have the same force and effect as the original instrument, and all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this First Amendment as of the First Amendment Execution Date hereinabove mentioned.

/s/ Maurice Deschamps
WINDAUS ENERGY, INC.
By:  Maurice Deschamps, President

/s/ Joseph G. D'Arrigo
NATIVE AMERICAN ENERGY GROUP, INC.
By:  Joseph G. D'Arrigo, President

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